Exhibit 10.12

AMENDMENT NUMBER FIVE
TO THE
INTERNATIONAL PAPER COMPANY
PENSION RESTORATION PLAN
FOR SALARIED EMPLOYEES

(as amended and restated effective as of January 1, 2009)

WHEREAS, International Paper Company (the “Company”) maintains the International Paper Company Pension Restoration Plan for Salaried Employees, as amended and restated effective as of January 1, 2009 (the “Plan”);

WHEREAS, pursuant to Section 5.02 of the Plan the Company reserves the right to amend, modify, or terminate the Plan at any time;

WHEREAS, by Instrument of Written Consent dated February 27, 2014, the Management Development and Compensation Committee (the “Committee”), acting on behalf of the Company, approved the freezing of participation (including credited service and compensation) in the Plan effective as of January 1, 2019;
WHEREAS, the Company desires to amend the Plan to reflect the Plan freeze as approved by the Committee, and the Committee has authorized the undersigned Plan Administrator to do so on its behalf;
NOW, THEREFORE, the Plan is amended, effective as of January 1, 2019, as follows:

1.	A new paragraph is added to the end of the Preamble of the Plan to read as follows:

Effective January 1, 2019, all Eligible Participants in the Plan shall cease accruing benefits under this Plan. No employee shall become an Eligible Participant in the Plan after December 31, 2018.

2.	A new sentence is added to the end of Section 1.06 of the Plan to read as follows:

Notwithstanding the foregoing, no employee of the Company or any of its United States subsidiaries or affiliated business entities shall become an Eligible Participant in the Plan after December 31, 2018.

3.	A new sentence is added to the end of Article II of the Plan to read as follows:

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Exhibit 10.12

For the avoidance of doubt, employees who are Eligible Participants shall continue to accrue Vesting Service under the Plan after December 31, 2018.

4.	A new paragraph is added to the end of Section 3.01 of the Plan to read as follows:

An Eligible Participant’s Unrestricted Benefit and Maximum Benefit shall be calculated only through December 31, 2018. Thus, no service performed or compensation received by an Eligible Participant after December 31, 2018 shall be considered in calculating his benefit under this Plan, except in the limited circumstances provided for in the Retirement Plan of International Paper Company (including, for example, 2018 variable compensation awards paid in 2019 and post-2018 service credited to, and Compensation as defined in that Plan for certain disabled participants).

5.	A new sentence is added to the end of Section 4.07 of the Plan to read as follows:

For the avoidance of doubt, any Pre-Retirement Surviving Spouse’s Benefit payable hereunder shall be calculated taking into account the provisions of Section 3.01 of the Plan freezing benefit accruals hereunder effective as of January 1, 2019.

6.	A new paragraph is added to the end of Section 6.03 of the Plan to read as follows:

Notwithstanding anything in the Plan to the contrary, the Benefit Amount for an Eligible Participant as described in Section 6.01 shall be frozen as of January 1, 2019. Thus, no service performed or compensation received by such an Eligible Participant after December 31, 2018 shall be considered in calculating the Benefit Amount pursuant to this Section 6.03, except in the limited circumstances provided for in the Retirement Plan of International Paper Company (including, for example, 2018 variable compensation awards paid in 2019 and post-2018 service credited to, and Compensation as defined in that Plan for certain disabled participants).

7.	In all respects not amended, the Plan is hereby ratified and confirmed.

[Signature page follows this page.]

Exhibit 10.12

IN WITNESS WHEREOF, this amendment is executed this 20th day of December    , 2018.

INTERNATIONAL PAPER COMPANY

By: /s/ Mark M. Azzarello

Name: Mark M. Azzarello

Title: Vice President, Global Compensation and Benefits and Plan Administrator of the International Paper Company Pension Restoration Plan for Salaried Employees

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